Enterprise Financial Services Corp 2021 Third Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, and those factors and risks referenced from time to time in EFSC’s filings with the SEC, including in the Company's Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and the Company's other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 3Q21 Capital • Tangible Common Equity/Tangible Assets* 8.40%; Adjusted for PPP* 8.71% • Quarterly dividend of $0.19 per share, increased 5% to $0.20 in fourth quarter 2021 • Repurchased 470,412 shares at an average price of $45.15 per share • Redeem $50.0 million subordinated debentures on November 1, 2021 • Net Income $13.9 million; Earnings per Share $0.38; $1.27 adjusted EPS for merger- related and branch closure expenses, and the FCBP CECL double count • PPNR* $56.1 million • ROAA 0.45%; PPNR ROAA* 1.81% • ROATCE* 5.37% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $9.1 billion • PPP Loans, net $439 million • Loan/Deposits 84% • Total Deposits $10.8 billion • Noninterest-bearing Deposits/Total Deposits 40% Asset Quality • Nonperforming Assets/Assets 0.35% • Nonperforming Loans/Loans 0.46% • Allowance Coverage Ratio 1.67%; 1.94% adjusted for guaranteed loans including PPP Acquisitions • Completed acquisition of First Choice Bancorp on July 21, 2021 • Completed core systems integration of First Choice Bancorp on October 18, 2021 3

Areas of Focus Organic Loan Growth and Pipeline Leverage Position as Top 10 SBA Lender in 7a Loans • Flexibility in holding or selling 7a loans Talent Acquisitions to Accelerate Higher Growth Specialty Segments and Geographic Markets Expand Strategic Approach to Loan Participations Expand Tax Credit Business, Geographically • Awarded $60 million allocation from New Markets Tax Credit program in 3Q21 Workforce Opportunities • Remote Workforce and Return to Office • Economical Branch Structure ◦ 5 branch closures with estimated annual cost savings of $2.3 million 4

Total Loan Trends In Millions 49% Total Loan Growth PPP $819 PPP* $613 PPP $738 *Excludes Seacoast PPP loans of $86 million included in acquisition total. **Excludes First Choice PPP loans of $206 million included in acquisition total. Seacoast $1,224 PPP $397 First Choice $1,944 PPP** $233 5

Loan Details - QTR 3Q21 2Q21 QTR Change First Choice2 Net Organic Change C&I $ 1,458 $ 1,116 $ 342 $ 243 $ 99 CRE, Investor Owned 1,935 1,467 468 553 (85) CRE, Owner Occupied 1,163 789 374 302 72 SBA loans*1 1,200 1,011 189 161 28 Sponsor Finance* 455 464 (9) — (9) Life Insurance Premium Financing* 573 564 9 — 9 Tax Credits* 462 423 39 — 39 Residential Real Estate 520 302 218 226 (8) Construction and Land Development 652 468 184 220 (36) Other 260 225 35 33 2 Subtotal $ 8,678 $ 6,829 $ 1,849 1,738 111 SBA PPP loans 439 397 42 206 (164) Total Loans $ 9,117 $ 7,226 $ 1,891 $ 1,944 $ (53) *Specialty loan category. 1Includes $808 million and $686 million of SBA guaranteed loans for 3Q21 and 2Q21, respectively. 2 Represents loan balances as of September 30, 2021. Excluding PPP and purchase accounting adjustments, First Choice gross loans increased $71.8 million from acquisition on July 21, 2021. In Millions 6

Loan Details - LTM 3Q21 3Q20 LTM Change First Choice Seacoast Net Organic Change C&I $ 1,458 $ 1,075 $ 383 $ 243 $ — $ 140 CRE, Investor Owned 1,935 1,282 653 553 24 76 CRE, Owner Occupied 1,163 767 396 302 68 26 SBA loans*1 1,200 16 1,184 161 983 40 Sponsor Finance* 455 367 88 — — 88 Life Insurance Premium Financing* 573 518 55 — — 55 Tax Credits* 462 369 93 — — 93 Residential Real Estate 520 321 199 226 — (27) Construction and Land Development 652 450 202 220 5 (23) Other 260 142 118 33 — 85 Subtotal $ 8,678 $ 5,307 $ 3,371 1,738 1,080 553 SBA PPP loans 439 819 (380) 206 2 (588) Total Loans $ 9,117 $ 6,126 $ 2,991 $ 1,944 $ 1,082 $ (35) *Specialty loan category. 1Includes $808 million of SBA guaranteed loans for 3Q21. In Millions 7

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **Acquisition of Seacoast closed on November 12, 2020. Acquisition of First Choice closed on July 21, 2021. *2Q21 includes acquired Seacoast SBA loans 3Q21 includes acquired First Choice SBA loans 8

Specialty Deposits Community Associations $585 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $430 million in deposits. Specializing in the compliance on Property Management Trust Accounts. Third-Party Escrow $263 million in deposits. Growing product line providing independent escrow services. Trust Services $69 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $1.9 billion represent 18% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $564 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 In Millions 9

Earnings Per Share Trend - 3Q21 Change in EPS 10

Net Interest Income Trend In Millions 53% NII Growth PPP Income $10.3 PPP Income $5.2 PPP Income $8.5 PPP Income $7.9 *Seacoast acquisition completed 11/12/20. ** First Choice acquisition completed 7/21/21. PPP Income $6.0 11

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 2Q21 3.46 % Cash/Liquidity (0.10) % Loans (0.08) % Cost of Funds 0.01 % First Choice 0.11% 3Q21 3.40 % Net Interest Margin Trend Net Interest Margin Bridge 12

Credit Trends for Loans 3Q21 2Q21 3Q20 NPAs/Assets 0.35% 0.44% 0.53% NPLs/Loans 0.46% 0.58% 0.65% ALLL/NPLs 366.0% 303.4% 311.1% ALLL/Loans** 1.94% 2.09% 2.32% Annualized Net Charge-offs (Recoveries) to Average Loans In Millions bps bps bps bps bps In Millions Loan Growth and Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 & First Choice for 3Q21 **Excludes guaranteed loans. *Excludes acquisition of Seacoast for 4Q20 and acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 13

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 3Q21 In Thousands ACL Loans ACL as a % of Loans Commercial and industrial $ 61,887 $ 3,379,171 1.83 % Commercial real estate 61,368 4,179,712 1.47 % Construction real estate 14,052 747,758 1.88 % Residential real estate 9,223 542,690 1.70 % Other 5,566 267,252 2.08 % Total loans $ 152,096 $ 9,116,583 1.67 % Reserves on sponsor finance, which is included in the categories above, represented $17.2 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.94% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Retail Sales ◦ CRE Index 14

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 16.6% 19.3% 12.5% 16.5% 15.3% 15

Operating Expenses Trend * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions 16

Capital *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 8.0% 11.4% 11.6% 12.1% 12.3% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stock – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14% – Intent to redeem $50MM subordinated debentures in 4Q21 Maintain 8-9% TCE – Common stock repurchases – 470,412 repurchased at average price of $45.15 in 3Q21; 722,049 repurchased at average price of $45.80 YTD 21 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $24.80 $25.48 $25.92 $26.85 $27.38 $0.18 $0.18 $0.18 $0.18 $0.19 TBV/Share Dividends per Share 3Q20 4Q20 1Q21 2Q21 3Q21 12.2% 17

Appendix Third Quarter 2021 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 19

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,439,635 $ 1,118,301 $ 1,092,497 $ 1,078,975 $ 882,267 Less: Goodwill 365,415 260,567 260,567 260,567 210,344 Less: Intangible assets 23,777 20,358 21,670 23,084 21,820 Tangible common equity $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 $ 650,103 Total assets $ 12,888,016 $ 10,346,993 $ 10,190,699 $ 9,751,571 $ 8,367,976 Less: Goodwill 365,415 260,567 260,567 260,567 210,344 Less: Intangible assets 23,777 20,358 21,670 23,084 21,820 Tangible assets $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 $ 8,135,812 Tangible common equity to tangible assets 8.40% 8.32% 8.18% 8.40% 7.99% 20

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
IMPACT OF PAYCHECK PROTECTION PROGRAM					
Tangible assets - Non-GAAP (see reconciliation above)	$ 12,498,824	$ 10,066,068	$ 9,908,462	$ 9,467,920	$ 8,135,812
PPP loans outstanding, net	(438,959)	(396,660)	(737,660)	(698,645)	(819,100)
Adjusted tangible assets - Non-GAAP	$ 12,059,865	$ 9,669,408	$ 9,170,802	$ 8,769,275	$ 7,316,712
Tangible common equity Non - GAAP (see reconciliation above)	$ 1,050,443	$ 837,376	$ 810,260	$ 795,324	$ 650,103
Tangible common equity to tangible assets	8.40 %	8.32 %	8.18 %	8.40 %	7.99 %
Tangible common equity to tangible assets - adjusted tangible assets	8.71 %	8.66 %	8.84 %	9.07 %	8.89 %
AVERAGE SHAREHOLDERS' EQUITY AND AVERAGE TANGIBLE COMMON EQUITY					
Average shareholder's equity	$ 1,394,096				
Less average goodwill	342,622				
Less average intangible assets	23,473				
Average tangible common equity	$ 1,028,001				
Return on average tangible common equity	5.37 %				

Quarter ended

($ in thousands)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
CALCULATION OF PRE-PROVISION NET REVENUE					
Net interest income	$ 97,273	$ 81,738	$ 79,123	$ 77,446	$ 63,354
Noninterest income	17,619	16,204	11,290	18,506	12,629
Less: Noninterest expense	76,885	52,456	52,884	51,050	39,524
Branch impairment	3,441	—	—	—	—
Merger-related expenses	14,671	1,949	3,142	2,611	1,563
PPNR (excluding merger-related expenses)	$ 56,119	$ 47,435	$ 40,671	$ 47,513	$ 38,022
Average assets	$ 12,334,558	$ 10,281,344	$ 9,940,052	$ 9,141,159	$ 8,341,968
ROAA - GAAP net income	0.45 %	1.50 %	1.22 %	1.26 %	0.86 %
PPNR ROAA - Non-GAAP	1.81 %	1.85 %	1.66 %	2.07 %	1.81 %

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Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Nine Months ended Sep 30, 2021	Sep 30, 2020
CORE PERFORMANCE MEASURES							
Net interest income	$ 97,273	$ 81,738	$ 79,123	$ 77,446	$ 63,354	$ 258,134	$ 192,555
Less: Incremental accretion income	—	—	—	856	1,235	—	3,227
Core net interest income	97,273	81,738	79,123	76,590	62,119	258,134	189,328
Total noninterest income	17,619	16,204	11,290	18,506	12,629	45,113	35,997
Less: Gain on sale of investment securities	—	—	—	—	417	—	421
Less: Gain on sale of other real estate owned	335	549	—	—	—	884	—
Less: Other non-core income	—	—	—	—	—	—	265
Core noninterest income	17,284	15,655	11,290	18,506	12,212	44,229	35,311
Total core revenue	114,557	97,393	90,413	95,096	74,331	302,363	224,639
Total noninterest expense	76,885	52,456	52,884	51,050	39,524	182,225	116,109
Less: Other expenses related to non-core acquired loans	—	—	—	8	25	—	49
Less: Branch closure expenses	3,441	—	—	—	—	3,441	—
Less: Merger-related expenses	14,671	1,949	3,142	2,611	1,563	19,762	1,563
Less: Non-recurring excise tax	—	—	—	—	—	—	—
Core noninterest expense	58,773	50,507	49,742	48,431	37,936	159,022	114,497
Core efficiency ratio	51.30 %	51.86 %	55.02 %	50.93 %	51.04 %	52.59 %	50.97 %

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Q & A Third Quarter 2021 Earnings Webcast